Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables.
Trade and other receivables
9	Trade and other receivables

(a)	Carrying amounts

	2025	2024
	US $ in millions

Non-current other receivables (*)	137.0	61.0

Current trade and other receivables

Trade receivables	501.8	765.2

Other receivables
Insurance recoveries (see also Note 16)	40.1	36.6
Government institutions	25.1	23.6
Prepaid expenses	22.5	25.1
Other receivables (*)	86.5	83.1
	174.2	168.4

	676.0	933.6

(*) As at December 31, 2025, mainly includes receivables related to vessel owners and interest receivables. The Group’s exposure to credit and market risks is disclosed in Note 29.

(b)	Factoring arrangements

In August 2019, the Group entered into a revolving arrangement with a financial institution, for the recurring sale of portion of receivables, designated by the Group. The sale of the receivables under this arrangement meets the conditions for derecognition of financial assets as prescribed in IFRS 9 (Financial Instruments).

As at December 31, 2025 and 2024, no amounts were withdrawn under this arrangement. In October 2024, the agreement was renewed for an additional period ending October 2027.

(c)	Credit line to an investee

In January 2023, the Company entered into a transaction with a certain investee, according to which the Company made an equity investment in this entity and agreed to provide it a three-year revolving credit facility, secured by account receivables, of up to approximately US$100 million. In December 2025 this credit facility was terminated in the framework of an investment agreement between the Company and that investee.